UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (Date of earliest event reported): September 21, 2011

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6 Liberty Lane West, Hampton, New Hampshire		03842-1720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 21, 2011, the Board of Directors (the “Board”) of Unitil Corporation (“Unitil”) approved amendments to Unitil’s By-Laws (the “By-Laws”) to provide that notice of special and annual meetings be given to each stockholder of record entitled to vote at the meeting by mailing a notice not less than ten (10) nor more than sixty (60) days before the day named for the meeting, as opposed to fifty (50) days before the day of the meeting, as previously provided, to be consistent with the New Hampshire Business Corporation Act.

The Board further amended the By-Laws to require advance notice of stockholder proposed business and nominations for directors (other than proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended). A copy of the Amended and Restated By-Laws is attached hereto as Exhibit 3.1, and the discussion below is qualified in its entirety by the attached By-Laws.

As amended, the By-Laws require stockholders to provide notice of proposed business or nomination of directors at an annual meeting not less than ninety (90) days and not more than one hundred twenty (120) days prior to the anniversary date of Unitil’s prior annual meeting; provided, however, that if the annual meeting is not held within thirty (30) days of the anniversary date of the prior year’s annual meeting, stockholder notice of proposed business must be provided no later than the tenth (10th) day following the earlier of (i) the mailing of the notice of the annual meeting date or (ii) the public announcement of the annual meeting date. Stockholders seeking to propose business at an annual meeting must provide certain information, including (i) biographical and stock ownership information (including derivative and hedging interests) of the stockholder proponent (and certain affiliates), (ii) any arrangements or understandings between the stockholder proponent (and certain affiliates) and another person or entity with respect to the proposed business, and (iii) any material interest of the stockholder proponent (and certain affiliates) in the proposed business.

As amended, the By-Laws require stockholders seeking to propose director nominees at an annual meeting to provide certain information, including (i) biographical and stock ownership information concerning the nominee, (ii) biographical and stock ownership information (including derivative and hedging interests) of the stockholder proponent (and certain affiliates) and (iii) arrangements and understandings (including financial arrangements and compensation) between the stockholder proponent and the nominee.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

3.1	Amended By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:
/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date:	September 26, 2011

EXHIBIT INDEX

Number	Exhibit

3.1	Amended By-Laws